                                                                    Exhibit 99.2

                                TACO CABANA, INC.
                                      INDEX

                                                                                        Page
                                                                                       Number
                                                                                       ------
Financial Statements:
    Condensed Consolidated Balance Sheets at October 1, 2000
        and January 2, 2000                                                                2

    Condensed Consolidated Statements of Operations for the Thirteen Weeks
        Ended October 1, 2000 and October 3, 1999                                          3

    Condensed Consolidated Statements of Operations for the Thirty-Nine Weeks
        Ended October 1, 2000 and October 3, 1999                                          4

    Condensed Consolidated Statements of Cash Flows for the Thirty-Nine Weeks
        Ended October 1, 2000 and October 3, 1999                                          5

    Notes to Condensed Consolidated Financial Statements                                   6


                                TACO CABANA, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

                                                                                January 2,           October 1,
                                                                                   2000                 2000
                                                                                  ------               ------
ASSETS
CURRENT ASSETS:
Cash and cash equivalents.................................................   $     1,303,000     $        287,000
Receivables, net..........................................................           507,000              817,000
Inventory.................................................................         2,413,000            2,603,000
Prepaid expenses..........................................................         3,237,000            3,358,000
Federal income taxes receivable, net......................................           200,000              328,000
Interest receivable.......................................................                 -              271,000
Deferred income taxes.....................................................                 -              135,000
                                                                             ---------------     ----------------

Total current assets......................................................         7,660,000            7,799,000

PROPERTY AND EQUIPMENT, net...............................................        82,616,000           91,920,000
NOTES RECEIVABLE..........................................................           278,000              256,000
INTANGIBLE ASSETS, net....................................................        10,139,000            9,699,000
OTHER ASSETS..............................................................           312,000              218,000
DEFERRED INCOME TAXES.....................................................                 -            7,549,000
                                                                             ---------------     ----------------

TOTAL   .................................................................    $   101,005,000     $    117,441,000
                                                                             ===============     ================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable..........................................................   $     4,962,000     $      3,721,000
Accrued liabilities.......................................................         6,063,000            6,470,000
Current maturities of long-term debt and capital leases...................         5,251,000            4,331,000
Line of credit............................................................         1,000,000            1,740,000
                                                                             ---------------     ----------------

Total current liabilities.................................................        17,276,000           16,262,000

LONG-TERM OBLIGATIONS, net of current maturities:

Capital leases............................................................         1,901,000            1,706,000
Long-term debt............................................................        31,756,000           35,856,000
                                                                             ---------------     ----------------

Total long-term obligations...............................................        33,657,000           37,562,000

ACQUISITION AND CLOSED RESTAURANT LIABILITIES.............................         6,330,000            5,288,000
DEFERRED LEASE PAYMENTS...................................................           744,000              798,000
STOCKHOLDERS' EQUITY:
Common stock..............................................................           134,000              135,000
Additional paid-in capital................................................        84,731,000           85,052,000
Retained deficit..........................................................       (30,427,000)         (12,678,000)
Treasury stock, at cost (1,354,600 shares at January 2, 2000)
    and 1,856,000 shares at October 1, 2000)..............................       (11,440,000)         (14,978,000)
                                                                             ----------------    ----------------

    Total stockholders' equity............................................        42,998,000           57,531,000
                                                                             ---------------     ----------------
TOTAL   .................................................................    $   101,005,000     $    117,441,000
                                                                             ===============     ================

           See Notes to Condensed Consolidated Financial Statements.

                                TACO CABANA, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                                                   For the Thirteen Weeks Ended
                                                                              -------------------------------------
                                                                                 October 3,            October 1,
                                                                                    1999                  2000
                                                                                   ------                ------
REVENUES:
Restaurant sales..........................................................    $     41,359,000      $    45,239,000
Franchise fees and other income...........................................              90,000              103,000
                                                                              ----------------      ---------------

Total revenues............................................................          41,449,000           45,342,000
                                                                              ----------------      ---------------
COSTS AND EXPENSES:
Restaurant cost of sales..................................................          12,539,000           13,654,000
Labor   ..................................................................          11,245,000           12,529,000
Occupancy.................................................................           2,094,000            2,235,000
Other restaurant operating costs..........................................           6,953,000            8,025,000
General and administrative................................................           1,915,000            1,935,000
Depreciation and amortization.............................................           2,235,000            2,280,000
Restaurant opening costs..................................................             227,000              303,000
                                                                              ----------------      ---------------

Total costs and expenses..................................................          37,208,000           40,961,000
                                                                              ----------------      ---------------

INCOME FROM OPERATIONS....................................................           4,241,000            4,381,000
                                                                              ----------------      ---------------

INTEREST EXPENSE, NET.....................................................            (586,000)            (645,000)
                                                                              ----------------      ---------------

INCOME BEFORE INCOME TAXES................................................           3,655,000            3,736,000

INCOME TAX BENEFIT, NET...................................................                   -            8,500,000
                                                                              ----------------      ---------------

NET INCOME................................................................    $      3,655,000      $    12,236,000
                                                                              ================      ===============

BASIC EARNINGS PER SHARE..................................................    $          0.27       $         1.05
                                                                              ================      ===============

BASIC WEIGHTED SHARES OUTSTANDING.........................................         13,292,151           11,621,468
                                                                              ================      ===============

DILUTED EARNINGS PER SHARE................................................    $          0.27       $         1.05
                                                                              ================      ===============

DILUTED WEIGHTED SHARES OUTSTANDING.......................................         13,776,090           11,670,010
                                                                              ================      ===============

           See Notes to Condensed Consolidated Financial Statements.

                                TACO CABANA, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                                                For the Thirty-Nine Weeks Ended
                                                                              -------------------------------------
                                                                                 October 3,            October 1,
                                                                                    1999                  2000
                                                                                   ------                ------

REVENUES:
Restaurant sales..........................................................    $    119,516,000      $   129,704,000
Franchise fees and other income...........................................             260,000              283,000
                                                                              ----------------      ---------------

Total revenues............................................................         119,776,000          129,987,000
                                                                              ----------------      ---------------

COSTS AND EXPENSES:

Restaurant cost of sales..................................................          35,975,000           38,626,000
Labor   ..................................................................          32,785,000           35,749,000
Occupancy.................................................................           6,167,000            6,566,000
Other restaurant operating costs..........................................          19,853,000           22,309,000
General and administrative................................................           5,876,000            6,463,000
Depreciation and amortization.............................................           6,471,000            6,773,000
Restaurant opening costs..................................................             671,000              754,000
                                                                              ----------------      ---------------

Total costs and expenses..................................................         107,798,000          117,240,000
                                                                              ----------------      ---------------

INCOME FROM OPERATIONS....................................................          11,978,000           12,747,000
                                                                              ----------------      ---------------

INTEREST EXPENSE, NET.....................................................          (1,702,000)          (2,288,000)
                                                                              ----------------      ---------------

INCOME BEFORE INCOME TAXES................................................          10,276,000           10,459,000

INCOME TAX BENEFIT, NET...................................................                   -            7,290,000
                                                                              ----------------      ---------------

NET INCOME................................................................    $     10,276,000      $    17,749,000
                                                                              ================      ===============

BASIC EARNINGS PER SHARE....................................................  $          0.77       $         1.52
                                                                              ===============       ==============

BASIC WEIGHTED SHARES OUTSTANDING.........................................         13,378,942           11,658,816
                                                                              ===============       ==============

DILUTED EARNINGS PER SHARE................................................    $          0.75       $         1.51
                                                                              ===============       ==============

DILUTED WEIGHTED SHARES OUTSTANDING.......................................         13,760,243           11,771,167
                                                                              ===============       ==============

           See Notes to Condensed Consolidated Financial Statements.

                                TACO CABANA, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)


                                                                                  For the Thirty-Nine Weeks Ended
                                                                                 ---------------------------------
                                                                                 October 3,            October 1,
                                                                                    1999                  2000
                                                                                   ------                ------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income ..............................................................   $    10,276,000    $       17,749,000
Adjustments to reconcile net income to net
     cash provided by operating activities:
        Depreciation and amortization.....................................         6,471,000            6,773,000
        Deferred income taxes.............................................                 -           (7,684,000)
        Changes in operating working capital items........................        (1,309,000)          (2,471,000)
                                                                              --------------       --------------

Net cash provided by operating activities.................................        15,438,000           14,367,000
                                                                              --------------       --------------

CASH FLOWS FROM INVESTING ACTIVITIES:

Purchase of property and equipment........................................       (17,624,000)         (15,742,000)
Proceeds from the sale of property and equipment..........................         1,337,000                    -
                                                                              --------------       --------------

Net cash used for investing activities....................................       (16,287,000)         (15,742,000)

CASH FLOWS FROM FINANCING ACTIVITIES:

Net proceeds from issuance of long-term debt..............................         4,377,000            3,160,000
(Payments) proceeds on revolving line of credit...........................        (1,395,000)             740,000
Principal payments under capital leases...................................          (159,000)            (176,000)
Purchase of treasury shares...............................................        (1,579,000)          (3,538,000)
Exercise of stock options.................................................           523,000              173,000
                                                                              --------------       --------------

Net cash provided by financing activities.................................         1,767,000              359,000
                                                                              --------------       --------------

NET INCREASE (DECREASE) IN CASH...........................................           918,000           (1,016,000)

CASH AND CASH EQUIVALENTS, beginning of period............................           719,000            1,303,000
                                                                              --------------       --------------

CASH AND CASH EQUIVALENTS, end of period..................................    $    1,637,000       $      287,000
                                                                              ==============       ==============

           See Notes to Condensed Consolidated Financial Statements.

                                TACO CABANA, INC.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.      Basis of Presentation

Principles of Consolidation - The consolidated financial statements include all accounts of Taco Cabana, Inc. and its wholly-owned subsidiaries (the Company). All significant intercompany balances and transactions have been eliminated.

The unaudited Condensed Consolidated Financial Statements include all adjustments, consisting of normal, recurring adjustments and accruals, which the Company considers necessary for fair presentation of financial position and the results of operations for the periods presented. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. The interim financial statements should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended January 2, 2000.

2.       Stockholders' Equity

The Company's Board of Directors previously approved plans to repurchase up to a total of 4,500,000 shares of the Company's Common Stock. Through the first quarter of 1999, the Company had repurchased 2,585,000 shares with an aggregate cost of $13.9 million. During the first quarter of 1999, the Company retired all shares held as treasury shares. The cost of retired shares in excess of par value has been charged to additional paid in capital. Subsequent to the first quarter of 1999, the Company repurchased an additional 1,865,000 shares at an aggregate cost of $15.0 million, which as of October 1, 2000 were held as treasury stock.

3.      Earnings per Share

Basic earnings per share was computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the reporting period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. Outstanding stock options issued by the Company represent the only dilutive effect reflected in diluted weighted average shares.

The following table sets forth the computation of basic and diluted earnings per share:

                                                           13 Weeks Ended                   39 Weeks Ended
                                                          ----------------                 ----------------
                                                   October 3,       October 1,       October 3,        October 1,
                                                      1999             2000             1999              2000
                                                     ------           ------           ------            ------
Numerator for basic and diluted earnings
per share: Net income.......................    $    3,655,000   $    12,236,000   $   10,276,000   $    17,749,000

Denominator for basic earnings per share:
  Weighted-average shares...................        13,392,151        11,621,468       13,378,942        11,658,816

Effect of dilutive securities:
Employee stock options......................           383,939            48,542          381,301           112,351
                                                --------------   ---------------   --------------   ---------------

Denominator for diluted earnings per share:
    Adjusted weighted-average and assumed
    conversions.............................        13,776,090        11,670,010       13,760,243        11,771,167
                                                ==============   ===============   ==============   ===============

Basic earnings per share....................    $         0.27   $          1.05   $         0.77   $          1.52
                                                ==============   ===============   ==============   ===============

Diluted earnings per share..................    $         0.27   $          1.05   $         0.75   $          1.51
                                                ==============   ===============   ==============   ===============


4.       Income Tax Benefit

The amount recorded during 2000 reflects the reversal of a valuation allowance established in 1997 on the Company's net deferred tax asset, net of current year federal income tax expense. An audit by the Internal Revenue Service of the 1994 through 1996 tax years was completed during the third quarter of 2000. Management expects a refund from this audit of approximately $717,000 and interest of approximately $271,000. A receivable for the anticipated refund was recorded during the third quarter of 2000. In addition, management anticipates that upon the completion of an audit by the Internal Revenue Service of the 1997 tax year a refund of approximately $1.6 million could be received, although there is no assurance that such amount will be received until the audit is completed. No benefit or provision has been recorded in the financial statements for the anticipated resolution of this examination.

5.       Supplemental Disclosure of Cash Flow Information

                                                                               Thirty-Nine Weeks Ended
                                                                               -----------------------
                                                                        October 3, 1999           October 1, 2000
                                                                        ---------------           ---------------
                                                                         (Unaudited)                (Unaudited)
       Cash paid for interest...................................            $ 1,656,000                $2,804,000
       Interest capitalized on construction costs...............                107,000                   205,000
       Cash paid for income taxes...............................                      -                   345,000


6.       New Accounting Pronouncements

In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, establishes accounting and reporting standards for derivative instruments and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. This statement is effective for the Company beginning in the first quarter of fiscal year 2001. The Company believes that the adoption of the Statements will not have a material effect on its financial statements, based on current activities.

In fiscal 2000, the SEC issued Staff Accounting Bulletin 101, "Recognition" ("SAB No. 101"). SAB No. 101 addresses issues related to revenue recognition and does not impact the Company's consolidated results of operations, financial position or cash flows.